UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2013

ENTERTAINMENT GAMING ASIA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit C1, G/F., Koon Wah Building No. 2 Yuen Shun Circuit Yuen Chau Kok, Shatin New Territories, Hong Kong
(Address of principal executive offices)

+ 852-3147 6600
(Registrant’s telephone number, including area code)

Unit 3705, 37/F, The Centrium 60 Wyndham Street Central, Hong Kong
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On April 15, 2013, Entertainment Gaming Asia Inc. relocated its executive offices to Unit C1, G/F., Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong. The new phone number for the Company’s executive offices is + 852-3147 6600.

The new executive offices are located on the premises of the Company’s new manufacturing facilities for its Dolphin gaming chips and plaques, which are expected to become operational in the second quarter of 2013. Co-locating the corporate headquarters and the gaming chip and plaque operations provides for cost efficiencies and improved oversight.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT GAMING ASIA INC.

Dated: April 15, 2013	/s/ Clarence Chung
Clarence (Yuk Man) Chung
Chief Executive Officer